Leases	12 Months Ended
Dec. 31, 2023
Leases [Abstract]
LEASES
NOTE 14:-	LEASES

The Company’s leases include offices and warehouses for its facilities worldwide, as well as car leases, which are all classified as operating leases. Certain leases include renewal options that are subject to the Company’s sole discretion. The renewal options were included in the right of use (“ROU”) and liability calculation if it was reasonably certain that the Company will exercise the option.

The components of lease expenses for the years ended December 31, 2023, 2022 and 2021 were as follows:

	Year ended December 31,
	2023	2022	2021

Operating lease	$5,566	$6,126	$5,085
Short-term lease	80	297	264

Total lease expense	$5,646	$6,423	$5,349

Cash paid for amounts included in the measurement of operating lease liabilities was $5,742, $6,282 and $5,490 during the years ended December 31, 2023, 2022 and 2021, respectively.

The Company’s operating lease agreements have remaining lease terms ranging from one to five years. Some of these agreements include allowances, such as the Company’s option to extend the leases for additional terms of up to five years.

As of December 31, 2023 and 2022, the weighted average remaining lease term is approximately 7.8 and 6.9 years, respectively, and the weighted average discount rate is 3.4 and 2.6 percent, respectively. The discount rate was determined based on the estimated collateralized borrowing rate of the Company, adjusted to the specific lease term and location of each lease.

Maturities of operating lease liabilities as of December 31, 2023 were as follows:

2024	$5,209
2025	4,660
2026	3,080
2027	2,844
2028	2,646
Thereafter	8,964

Total operating lease payments	$27,403

Less - imputed interest	(3,797)

Present value of future lease payments	$23,606

For the year ended December 31, 2023, impairment loss of $1,118 was recorded as result of the Company’s restructuring (see Note 2ac).